Exhibit 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Jacobs Financial Group, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2005 (the "Report") filed with the Securities and Exchange Commission, I, John M. Jacobs, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         January 19, 2006                           /s/John M. Jacobs
                                                    --------------------------
                                                    John M. Jacobs
                                                    Chief Executive Officer
                                                    Principal Financial Officer